Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Strategic Allocation Fund

Class	A	LSAAX
Class	I	LSAIX

Supplement dated December 9, 2025 to the Prospectus and
Statement of Additional Information (“SAI”), each dated May 1, 2025

BH-DG Systematic Trading LLP (“BH-DG”) has served as a sub-adviser to the LoCorr Strategic Allocation Fund (the “Fund”) since the Fund’s inception in 2025. As a result of a change in control of BH-DG, DG Partners LLP, will replace BH-DG as sub-adviser to the Fund. This change in control is expected to take place on or around January 15, 2026 (the “Closing”). At a meeting of the Board of Trustees of LoCorr Investment Trust (the “Board”) held on November 20, 2025, the Board approved DG Partners LLP to serve as the sub-adviser to the Fund. Accordingly, effective as of the Closing all references in the Fund’s Prospectus and SAI to “BH-DG Systematic Trading LLP”, or “BH-DG” are hereby replaced with “DG Partners LLP”, or “DG Partners.”

LoCorr Fund Management, LLC (the “Adviser”) and LoCorr Investment Trust have received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission. This Manager of Managers Order permits the Adviser to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval.

Shareholders will be provided with an Information Statement regarding the Board’s approval of a new investment sub-advisory agreement between the Adviser and DG Partners LLP at a future date.

Please retain this Supplement for future reference.